EXHIBIT 4.2

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR OTHERWISE DISTRIBUTED FOR VALUE UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR (B) COMPUDYNE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES ACCEPTABLE TO THE CORPORATION (CONCURRED IN BY COUNSEL FOR THE CORPORATION) STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE OR DISTRIBUTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND SUCH STATE LAWS AND THAT SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE OR DISTRIBUTION WILL NOT CAUSE THE ORIGINAL ISSUANCE OF SUCH SECURITIES BY THE CORPORATION TO BE IN VIOLATION OF THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT OR SUCH STATE LAWS.


                     SENIOR CONVERTIBLE PROMISSORY NOTE


$300,000                                                      August 21, 1995

      1. FOR VALUE RECEIVED, the undersigned COMPUDYNE CORPORATION, a Pennsylvania corporation (the "Maker"), promises to pay to the order of MARTIN ROENIGK (the "Holder") an individual residing at 26 Barton Hill, East Hampton, Connecticut 06424 or at such other place as the Holder hereof may designate, in lawful money of the United States, the principal sum of THREE HUNDRED THOUSAND DOLLARS ($300,000), together with interest on the unpaid balance of this Note, beginning on the date hereof, before maturity, default or judgment, at two percent (2%) above the variable annual rate equal to the rate published from time to time in The Wall Street Journal (Eastern Edition) ("WSJ-EE") as the "Prime Rate" (the base rate on corporate loans posted by at least seventy-five percent (75%) of the nation's thirty (30) largest banks) (the "Prime Rate").
The interest rate will be adjusted upward or downward, as of the date of a change in the Prime Rate; provided, however, that at no time shall the interest rate be more than the rate permitted by applicable law. The Prime Rate is not necessarily the lowest rate available. In the event that the "Prime Rate" is no longer published from time to time by WSJ-EE, then the term "Prime Rate" shall mean the variable rate of interest published or publicly promulgated from time to time by the WSJ-EE or some other entity generally recognized in the financial community as reputable and authoritative, determined by the Holder, in its sole discretion, most nearly approximate to the base rate on corporate loans posted by at least seventy-five percent (75%) of the nation's thirty (30) largest banks. Interest under this Note shall be computed daily on the basis of a 360-day year and the actual number of days elapsed, together with (a) all taxes levied or assessed against the Holder of this Note or the debt evidenced by this Note, and (b) all reasonable costs, expenses, reasonable attorneys' fees and reasonable professional fees incurred in (i) any action to collect the indebtedness of this Note or to foreclose any security interest granted to the Holder or (ii) in any litigation or controversy arising from or connected with this Note or any other agreement between Maker and Holder.

      2. Interest. Accrued interest shall be payable in arrears on the first day of each calendar quarter commencing on October 1, 1995. Any installment of interest not paid when due shall also accrue interest at the rate set forth herein from the due date thereof until paid. From the date of this Note until the Maturity Date, as hereinafter defined, if any such accrued and unpaid interest is not paid when due the amount of the accrued and unpaid interest shall be added to the principal balance of this Note.

      3. Principal. The principal amount of this Note shall be paid in a single payment, together with all accrued and unpaid interest, on August 21, 2005 (the "Maturity Date").

      4. Payments. All payments of principal and interest shall be made in immediately available lawful money of the United States. If any payment due on, or with respect to, this Note shall fall due on a day other than a Business Day (as defined below), then such payment shall be made on the first Business Day following the day on which such payment shall have so fallen due. For the purposes of this paragraph, a "Business Day" shall mean a day other than a Saturday, a Sunday or a legal holiday in the State of Connecticut.

      5. Senior Obligation. Except as noted below, this Note shall be a senior obligation of Maker. During the term of this Note, Maker shall not pay any dividends on any class of its common stock or make any other distribution or payment of its common stock or make any other distribution or payment on account of or in redemption, retirement or purchase of such common stock or make payment of any portion of principal or interest on any note or debt instrument held by any officer, director or shareholder of Maker or any affiliate of Maker. This Note shall be subordinated to any note or other debt instrument of Maker payable to a third party unaffiliated with Maker or Maker's officers, directors or shareholders ("Third-Party Debt") only in the event such Third-Party Debt is secured by any assets, tangible or intangible, of Maker. In such event, Maker shall, upon Holder's written request, grant Holder a security interest subordinate only to such Third-Party Debt in the same assets to secure repayment of this Note. Maker shall execute and deliver any and all agreements, documents or instruments that Holder may deem necessary or appropriate to perfect such subordinate security interest. In the event such Third-Party Debt is not secured by any assets, tangible or intangible of Maker, this Note shall rank pari passu with such Third-Party Debt.

      6. Events of Default. Holder shall have the right, at its option, to declare the unpaid principal amount of this Note and any accrued interest immediately due and payable without presentment, demand, or protest or further notice of any kind, all of which are hereby expressly waived by Maker, upon the occurrence of any one of the following events (each being an "Event of Default"):

          (a) The failure to pay any interest, principal or other sum owing by the Maker to the Holder, whether pursuant to this Note or otherwise, within ten (10) business days of the due date.

          (b) The breach by Maker of any term, provision, obligation, covenant, representation or warranty arising under (i) this agreement,
     (ii) any other present or future agreement or instrument between the Maker and Holder or (iii) any present or future agreement or instrument for borrowed money or other financial accommodations with any other person or entity.

          (c) Maker commences any bankruptcy, reorganization, debt arrangement, or other case or proceeding under the United States Bankruptcy Code or under any similar foreign, federal, state or local statute, or any dissolution or liquidation proceeding, or makes a general assignment for the benefit of creditors, or takes any action for the purpose of effecting any of the foregoing.

          (d) Any bankruptcy, reorganization, debt arrangement, or other case or proceeding under the United States Bankruptcy Code or under similar foreign, federal, state or local statute, or any dissolution or liquidation proceeding, is involuntarily commenced against or in respect of Maker or an order for relief is entered in any such proceeding, and such bankruptcy, reorganization, debt, arrangement, or other case or proceeding or any dissolution or liquidation proceeding is not dismissed within ninety (90) days after the commencement thereof.

          (e) The appointment, or the filing of a petition seeking the appointment, of a custodian, receiver, trustee, or liquidator for Maker or any of its property, or the taking of possession of any part of the property of Maker at the instance of any governmental authority, and such appointment, filing, or taking of possession is not cured within ninety
     (90) days after the commencement thereof.

          (f) Maker becomes insolvent within the meaning of any applicable law, is generally not paying its debts as they become due, or has suspended transaction of its usual business.

          (g) If Maker shall dissolve or liquidate, or be dissolved or liquidated, or cease to legally exist, or merge into, or consolidate with, any other corporation.

          (h) If at any time, the ratio of Maker's current assets (as determined in accordance with generally accepted accounting principles consistently applied) to Maker's current liabilities is less than 1.25 to 1.0.

          (i) If at any time, Maker's net worth (as determined in accordance with generally accepted accounting principles consistently applied) is less than $1,250,000.00.

          (j) Maker transfers or sells all or substantially all of its assets, without the prior written consent of the Holder.

          (k) Maker shall default in the payment or performance of any obligation for borrowed money to the Holder or to any person, firm or corporation (excluding trade creditors in the ordinary course of business).

          (l) Maker pledges, creates or otherwise suffers the imposition of any liens, security interests, charges or encumbrances upon any of its fixed assets, whether now owned or hereafter acquired, except (i) pledges, security interests, liens, charges or encumbrances existing at the date of this Note, (ii) tax liens or other involuntary liens and encumbrances not yet due and payable, or (iii) mechanics', materialmen's or other involuntary liens and encumbrances which Maker diligently takes actions to remove the same, which lien or encumbrance is removed within ninety (90) days after the imposition thereof.

          (m) "Change in Control" of the Maker. A "Change in Control" shall be deemed to have occurred with respect to the Maker if any Person, as defined below, acquires control of the Maker, other than (i) Persons having control at the date of this Note, (ii) the officers and executive officers (as defined under Rules 3b-2 and 3b-7, respectively, under the Securities Exchange Act of 1934, as amended) of the Maker immediately prior to the Change of Control, (iii) the Holder hereof or (iv) the holder of a Senior Convertible Promissory Note dated the date hereof, of the Maker in the principal amount of $100,000 . A Person has control if (w) the Person, directly or indirectly or acting through one or more other Persons, Associates or Affiliates, beneficially owns, controls, or has power to vote 20% or more of the common stock, par value $.75 per share (the "Common Stock"), of Maker; or (x) the Person, directly or indirectly or acting through one or more other Persons, Associates or Affiliates, acquires or agrees to acquire all or substantially all of the assets and business of Maker; or (y) the Person, directly or indirectly or acting through one or more other Persons, Associates or Affiliates, controls in any manner the election of a majority of the directors of Maker; or (z) the Board of Directors of Maker determines, in its sole discretion, that a Person, directly or indirectly or acting through one or more other Persons, possesses the power to direct or cause the direction of the management and policies of the Maker, whether through the ownership of outstanding securities, by contract, or otherwise. A "Person" shall include a natural person, corporation, trust or other entity. When two or more Persons act as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding or disposing of Maker's capital stock, such partnership, syndicate, or group shall be considered a Person. Beneficial ownership shall be determined pursuant to the then current provision for Rule 13d-3 under the Securities Exchange Act of 1934 as amended (the "1934 Act"). "Associates" and "Affiliates" shall have the meanings provided in the then current provisions of Rule 12b-2 under the 1934 Act.

      7. Conversion.

          (a) This Note, or any portion of the principal amount thereof which is $1,500 or an integral multiple of $1,500 (or such lesser amount if the amount of principal outstanding is less than $1,500), may be converted at the option of the Holder hereof at any time after the date of this Note set forth above (the "Original Issuance Date") at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares of Common Stock of the Maker (rounded to the nearest, or if there shall be no nearest, then to the next lower whole share of Common Stock) at the conversion rate of $1.50 per share of Common Stock (the "Conversion Rate"). Upon conversion of this Note, or any portion thereof, subject to
     Section 2 above, the Holder shall be entitled to the amount of any interest accrued and unpaid with respect to this Note through the Conversion Date (as defined in Section 7(c) hereof). Such interest shall be payable on the Conversion Date.

          (b) The Conversion Rate shall be subject to the following adjustments:

               (i) In case the Maker shall declare and pay a dividend in shares of Common Stock, the Conversion Rate in effect immediately prior to the time fixed for the determination of stockholders entitled to such dividend shall be proportionately increased (adjusted to the nearest or if there shall be no nearest, then to the next lower, one-hundredth of a share of Common Stock), such adjustment to become effective immediately after the time fixed for such determination.

               (ii) In case the Maker shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Rate in effect immediately prior to such subdivision or combination, as the case may be, shall be proportionately increased or decreased (adjusted to the nearest, or if there shall be no nearest, then to the next lower, one-hundredth of a share of Common Stock), as the case may require, such increase or decrease to become effective when such subdivision or combination becomes effective.

             (iii) In case of any reclassification or change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Maker with or into another corporation, or in case of any sale or conveyance to another corporation of all or substantially all of the property of the Maker, the Holder shall have the right thereafter, so long as his conversion right hereunder shall exist, to convert this Note, or any portion thereof, into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Maker into which this Note, or any portion thereof, might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance, and shall have no other conversion rights under these provision; and, effective provisions, if required, shall be made in an amendment to this Note or in the Articles or Certificate of Incorporation of the resulting, surviving or successor corporation or otherwise, so that the provisions set forth herein for the protection of the conversion rights of the Holder hereof shall hereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of this Note, or any portion thereof; and any such resulting, surviving or successor corporation shall expressly assume the obligations to deliver, upon the exercise of the conversion privilege, such shares, securities, or property as the Holder hereof shall be entitled to receive pursuant to the provisions hereof, and to make provision for the protection of the conversion rights as above provided. In case securities or property other than shares of Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this section shall be deemed to apply so far as appropriate and as nearly as may be, to such other securities or property. The subdivision or combination of shares of Common stock at any time outstanding into a greater or lesser number of shares of Common Stock (whether with or without par value) shall not be deemed to be a reclassification of the Common Stock of the Corporation for the purposes of this subsection (iii).

          (c) In order to convert this Note or any portion thereof into shares of Common Stock, the Holder hereof shall give at least thirty (30) days' but not more than ninety (90) days' (or, if a Notice of Redemption has been sent or given to the Holder as provided in Section 8(b) hereof, the Holder shall give at least one (1) days' but not more than ninety (90) days') written notice to the Maker at the office of the Maker (or such other place as may be designated by the Maker) that the Holder elects to convert the same and shall state in writing therein the name or names in which he wishes the certificate or certificates for shares of Common Stock to be issued and shall surrender this Note, duly endorsed or assigned to the Maker in blank, at said office of the Maker. The Maker shall, as soon as practicable thereafter, deliver at said office to the Holder, or to his nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which he shall be entitled. This Note or any portion thereof shall be deemed to have been converted as of the date of the surrender of this Note for conversion as provided in this Section 7(c) (the "Conversion Date"), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be deemed for all purposes to be the Holder of this Note on such date.

          In case this Note is converted in part only, upon such conversion the Maker shall execute and deliver to the Holder hereof, at the expense of the Maker, a new Note in principal amount equal to the unconverted portion of the principal amount of such Note.

          A number of authorized shares of Common Stock sufficient to provide for the conversion of this Note upon the basis of this Section 7 shall at all times be reserved for such conversion.

      8.  Redemption.

          (a) Commencing five years after the Original Issuance Date, this Note may be redeemed, as a whole at any time, or in part from time to time, at the election of the Maker ("Optional Redemption") by resolution of its Board of Directors, out of funds legally available therefor, at a redemption price of one hundred and twenty percent (120%) of the principal amount of this Note, or portion thereof, together with accrued interest to the date of redemption.

          (b) Notice of any redemption, specifying the date fixed for said redemption and the place where the amount to be paid upon redemption is payable (the "Notice of Redemption"), shall be mailed, postage prepaid at least ninety (90) days but not more than one hundred and twenty (120) days prior to said redemption date to the Holder at his address as the same shall appear on the books of the Corporation. The Notice of Redemption shall include (i) the redemption date; (ii) the principal amount; (iii) the redemption price; (iv) the place or places where this Note shall be surrendered for payment of the redemption price; and (v) a statement that interest on the principal amount to be redeemed will cease to accrue on such redemption date.

          If such Notice of Redemption shall have been so mailed, and the Holder shall not have elected to convert this Note or any portion thereof into Common Stock within the time periods set forth in Section 7(c) hereof, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been irrevocably deposited in trust, for the account of the Holder (and so as to be and continue to be available therefor), with a bank or trust company named in such notice doing business in the State of Connecticut and having a combined capital and surplus of at least $100,000,000, thereupon and without awaiting the redemption date, notwithstanding that this Note so called for redemption shall not have been surrendered for cancellation, this Note, or any portion thereof, so called for redemption shall be deemed to be no longer outstanding and all obligations with respect to this Note or any portion thereof shall be deemed satisfied, the right to receive interest thereon shall cease to accrue, and all rights with respect to this Note or any portion thereof so called for redemption shall forthwith upon such deposit in trust cease and terminate, except only the right of the Holder thereof to receive out of the funds so set aside in trust, the amount payable on redemption thereof, but without interest from the date of redemption.

          In case the Holder hereof shall not within four (4) years (or any longer period if required by law) after the redemption date claim any amount so deposited in trust for the redemption of such shares, such bank or trust company shall, upon demand and if permitted by applicable law, pay over to the Maker any such unclaimed amount so deposited with it, and shall thereupon be relieved of all responsibility in respect thereof, and thereafter the Holder shall, subject to applicable escheat laws, look only to the Maker for payment of the redemption price thereof but without interest.

          (c) Upon surrender of this Note for redemption, in accordance with the Notice of Redemption, such Note, or portion thereof, shall be redeemed by the Maker at the applicable redemption price. If this Note is redeemed in part, a new Note shall be issued by the Maker representing the unredeemed portion, without cost to the Holder of the Note.

     10.  Demand for Payment.

          (a) Commencing three years after the Original Issuance Date, the Holder may require the Maker to purchase this Note, as a whole at any time, or in part from time to time, at the election of the Holder (the "Demand for Payment"), out of funds legally available therefor, at a purchase price of one hundred percent (100%) of the principal amount of this Note, or portion thereof, together with accrued interest to the date of purchase (the "Purchase Date").

          (b) In order to make a Demand for Payment, the Holder hereof shall give written notice to the Maker at the office of the Maker (or such other place as may be designated by the Maker) that (i) the Holder elects to make a Demand for Payment, (ii) the principal amount of the Note subject to the Demand for Payment, and (iii) the date of purchase (the "Purchase Date") which date shall be at least ninety (90) days but not more than one hundred twenty (120) days after such notice is mailed or delivered to the Maker. The Holder shall surrender this Note, duly endorsed to the Maker in blank, at said office of the Maker at least ten (10) days prior to the Purchase Date. On the Purchase Date, the Maker shall deliver to the Holder the purchase price, together with accrued interest to the Purchase Date, with respect to the Note or portion thereof subject to the Demand for Payment. In case the Holder elects to make a Demand for Purchase with respect to only a portion of this Note, the Maker shall also execute and deliver to the Holder hereof on the Purchase Date, at the expense of the Maker, a new Note in principal amount equal to the portion of the principal amount not subject to the Demand for Payment.

     11. Non-Waiver of Rights. The failure of the Holder to exercise its option to accelerate the indebtedness of this Note shall not constitute a waiver of his right to exercise the same upon the occurrence of any continued or subsequent Event of Default. The failure by the Holder to insist upon the strict performance by the Maker of any terms and provisions contained herein shall not be deemed to be a waiver of any terms and provisions herein, and the Holder shall retain the right thereafter to insist upon strict performance by the Maker of any and all terms and provisions of this Note or any document securing the repayment of this Note.

     12. Additional Interest. The Maker agrees that upon the occurrence and during the continuance of an Event of Default, after judgment on behalf of the Holder, or on and after the Maturity Date, the indebtedness outstanding under this Note shall bear interest at an annual rate of three percent (3.0%) above the Prime Rate.

     13. Maximum Rate of Interest. Notwithstanding any provision of this Note, it is the understanding and agreement of the Maker and the Holder that the maximum rate of interest to be paid by the Maker to the Holder shall not exceed the highest or the maximum rate of interest permissible to be charged under the laws of the State of Connecticut. Any amount paid in excess of such rate shall be considered to have been payments in reduction of principal.

     14. Choice of Law; Jurisdiction. To the extent not superseded by federal law, this Note shall be governed by and construed in accordance with the laws of the State of Connecticut without giving effect to its choice of law principles. The Maker consents to the jurisdiction of the appropriate federal or state courts within the State of Connecticut with respect to any claims or disputes arising out of the enforcement of this Note.

     15. Commercial Transaction. THE MAKER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND VOLUNTARILY AND KNOWINGLY WAIVES (A) ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER PRIOR TO THE ISSUANCE OF ANY PREJUDGMENT REMEDY UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES OR AS OTHERWISE ALLOWED UNDER ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER MAY DESIRE TO USE AND (B) ALL RIGHTS TO REQUEST THAT THE HOLDER HEREOF POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT SAID MAKER AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY THE HOLDER HEREOF BY VIRTUE OF ANY DEFAULT OR PROVISION OF THIS NOTE OR ANY AGREEMENT SECURING THIS NOTE. THE MAKER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

     16. Waiver of Right To Jury Trial. THE MAKER WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS NOTE OR THE FINANCING TRANSACTION OF WHICH THIS
NOTE IS A PART, OR THE DEFENSE OR ENFORCEMENT OF ANY OF THE HOLDER'S RIGHTS AND REMEDIES IN CONNECTION THEREWITH, THE MAKER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

     17. Headings. The descriptive headings of the several sections of this Note are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     18. Severability. If any provision of this Note or application thereof to any person or circumstance shall to any extent be invalid, the remainder of this Note or the application of such provision to persons, entities or circumstances other than those as to which it is held invalid, shall not be affected thereby and each provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

     IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed and delivered by the proper and duly authorized officer and agent as of the date and year first above written.


                              COMPUDYNE CORPORATION




                              By  /s/ Norman Silberdick
                                 Title President











[KAM -A:COMPUDYNE/MICROASSEMBLY-
COMPUDYN.N-2]
                                                             EXHIBIT 4.2

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR OTHERWISE DISTRIBUTED FOR VALUE UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR (B) COMPUDYNE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES ACCEPTABLE TO THE CORPORATION (CONCURRED IN BY COUNSEL FOR THE CORPORATION) STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE OR DISTRIBUTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND SUCH STATE LAWS AND THAT SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE OR DISTRIBUTION WILL NOT CAUSE THE ORIGINAL ISSUANCE OF SUCH SECURITIES BY THE CORPORATION TO BE IN VIOLATION OF THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT OR SUCH STATE LAWS.


                     SENIOR CONVERTIBLE PROMISSORY NOTE


$100,000                                                      August 21, 1995

      2. FOR VALUE RECEIVED, the undersigned COMPUDYNE CORPORATION, a Pennsylvania corporation (the "Maker"), promises to pay to the order of ALAN MARKOWITZ (the "Holder") an individual residing at 26 Barton Hill, East Hampton, Connecticut 06424 or at such other place as the Holder hereof may designate, in lawful money of the United States, the principal sum of ONE HUNDRED THOUSAND DOLLARS ($100,000), together with interest on the unpaid balance of this Note, beginning on the date hereof, before maturity, default or judgment, at two percent (2%) above the variable annual rate equal to the rate published from time to time in The Wall Street Journal (Eastern Edition) ("WSJ-EE") as the "Prime Rate" (the base rate on corporate loans posted by at least seventy-five percent (75%) of the nation's thirty (30) largest banks) (the "Prime Rate").
The interest rate will be adjusted upward or downward, as of the date of a change in the Prime Rate; provided, however, that at no time shall the interest rate be more than the rate permitted by applicable law. The Prime Rate is not necessarily the lowest rate available. In the event that the "Prime Rate" is no longer published from time to time by WSJ-EE, then the term "Prime Rate" shall mean the variable rate of interest published or publicly promulgated from time to time by the WSJ-EE or some other entity generally recognized in the financial community as reputable and authoritative, determined by the Holder, in its sole discretion, most nearly approximate to the base rate on corporate loans posted by at least seventy-five percent (75%) of the nation's thirty (30) largest banks. Interest under this Note shall be computed daily on the basis of a 360-day year and the actual number of days elapsed, together with (a) all taxes levied or assessed against the Holder of this Note or the debt evidenced by this Note, and (b) all reasonable costs, expenses, reasonable attorneys' fees and reasonable professional fees incurred in (i) any action to collect the indebtedness of this Note or to foreclose any security interest granted to the Holder or (ii) in any litigation or controversy arising from or connected with this Note or any other agreement between Maker and Holder.

      2. Interest. Accrued interest shall be payable in arrears on the first day of each calendar quarter commencing on October 1, 1995. Any installment of interest not paid when due shall also accrue interest at the rate set forth herein from the due date thereof until paid. From the date of this Note until the Maturity Date, as hereinafter defined, if any such accrued and unpaid interest is not paid when due the amount of the accrued and unpaid interest shall be added to the principal balance of this Note.

      3. Principal. The principal amount of this Note shall be paid in a single payment, together with all accrued and unpaid interest, on August 21, 2005 (the "Maturity Date").

      4. Payments. All payments of principal and interest shall be made in immediately available lawful money of the United States. If any payment due on, or with respect to, this Note shall fall due on a day other than a Business Day (as defined below), then such payment shall be made on the first Business Day following the day on which such payment shall have so fallen due. For the purposes of this paragraph, a "Business Day" shall mean a day other than a Saturday, a Sunday or a legal holiday in the State of Connecticut.

      5. Senior Obligation. Except as noted below, this Note shall be a senior obligation of Maker. During the term of this Note, Maker shall not pay any dividends on any class of its common stock or make any other distribution or payment of its common stock or make any other distribution or payment on account of or in redemption, retirement or purchase of such common stock or make payment of any portion of principal or interest on any note or debt instrument held by any officer, director or shareholder of Maker or any affiliate of Maker. This Note shall be subordinated to any note or other debt instrument of Maker payable to a third party unaffiliated with Maker or Maker's officers, directors or shareholders ("Third-Party Debt") only in the event such Third-Party Debt is secured by any assets, tangible or intangible, of Maker. In such event, Maker shall, upon Holder's written request, grant Holder a security interest subordinate only to such Third-Party Debt in the same assets to secure repayment of this Note. Maker shall execute and deliver any and all agreements, documents or instruments that Holder may deem necessary or appropriate to perfect such subordinate security interest. In the event such Third-Party Debt is not secured by any assets, tangible or intangible of Maker, this Note shall rank pari passu with such Third-Party Debt.

      6. Events of Default. Holder shall have the right, at its option, to declare the unpaid principal amount of this Note and any accrued interest immediately due and payable without presentment, demand, or protest or further notice of any kind, all of which are hereby expressly waived by Maker, upon the occurrence of any one of the following events (each being an "Event of Default"):

          (a) The failure to pay any interest, principal or other sum owing by the Maker to the Holder, whether pursuant to this Note or otherwise, within ten (10) business days of the due date.

          (b) The breach by Maker of any term, provision, obligation, covenant, representation or warranty arising under (i) this agreement,
     (ii) any other present or future agreement or instrument between the Maker and Holder or (iii) any present or future agreement or instrument for borrowed money or other financial accommodations with any other person or entity.

          (c) Maker commences any bankruptcy, reorganization, debt arrangement, or other case or proceeding under the United States Bankruptcy Code or under any similar foreign, federal, state or local statute, or any dissolution or liquidation proceeding, or makes a general assignment for the benefit of creditors, or takes any action for the purpose of effecting any of the foregoing.

          (d) Any bankruptcy, reorganization, debt arrangement, or other case or proceeding under the United States Bankruptcy Code or under similar foreign, federal, state or local statute, or any dissolution or liquidation proceeding, is involuntarily commenced against or in respect of Maker or an order for relief is entered in any such proceeding, and such bankruptcy, reorganization, debt, arrangement, or other case or proceeding or any dissolution or liquidation proceeding is not dismissed within ninety (90) days after the commencement thereof.

          (e) The appointment, or the filing of a petition seeking the appointment, of a custodian, receiver, trustee, or liquidator for Maker or any of its property, or the taking of possession of any part of the property of Maker at the instance of any governmental authority, and such appointment, filing, or taking of possession is not cured within ninety
     (90) days after the commencement thereof.

          (f) Maker becomes insolvent within the meaning of any applicable law, is generally not paying its debts as they become due, or has suspended transaction of its usual business.

          (g) If Maker shall dissolve or liquidate, or be dissolved or liquidated, or cease to legally exist, or merge into, or consolidate with, any other corporation.

          (h) If at any time, the ratio of Maker's current assets (as determined in accordance with generally accepted accounting principles consistently applied) to Maker's current liabilities is less than 1.25 to 1.0.

          (i) If at any time, Maker's net worth (as determined in accordance with generally accepted accounting principles consistently applied) is less than $1,250,000.00.

          (j) Maker transfers or sells all or substantially all of its assets, without the prior written consent of the Holder.

          (k) Maker shall default in the payment or performance of any obligation for borrowed money to the Holder or to any person, firm or corporation (excluding trade creditors in the ordinary course of business).

          (l) Maker pledges, creates or otherwise suffers the imposition of any liens, security interests, charges or encumbrances upon any of its fixed assets, whether now owned or hereafter acquired, except (i) pledges, security interests, liens, charges or encumbrances existing at the date of this Note, (ii) tax liens or other involuntary liens and encumbrances not yet due and payable, or (iii) mechanics', materialmen's or other involuntary liens and encumbrances which Maker diligently takes actions to remove the same, which lien or encumbrance is removed within ninety (90) days after the imposition thereof.

          (m) "Change in Control" of the Maker. A "Change in Control" shall be deemed to have occurred with respect to the Maker if any Person, as defined below, acquires control of the Maker, other than (i) Persons having control at the date of this Note, (ii) the officers and executive officers (as defined under Rules 3b-2 and 3b-7, respectively, under the Securities Exchange Act of 1934, as amended) of the Maker immediately prior to the Change of Control, (iii) the Holder hereof or (iv) the holder of a Senior Convertible Promissory Note dated the date hereof, of the Maker in the principal amount of $300,000 . A Person has control if (w) the Person, directly or indirectly or acting through one or more other Persons, Associates or Affiliates, beneficially owns, controls, or has power to vote 20% or more of the common stock, par value $.75 per share (the "Common Stock"), of Maker; or (x) the Person, directly or indirectly or acting through one or more other Persons, Associates or Affiliates, acquires or agrees to acquire all or substantially all of the assets and business of Maker; or (y) the Person, directly or indirectly or acting through one or more other Persons, Associates or Affiliates, controls in any manner the election of a majority of the directors of Maker; or (z) the Board of Directors of Maker determines, in its sole discretion, that a Person, directly or indirectly or acting through one or more other Persons, possesses the power to direct or cause the direction of the management and policies of the Maker, whether through the ownership of outstanding securities, by contract, or otherwise. A "Person" shall include a natural person, corporation, trust or other entity. When two or more Persons act as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding or disposing of Maker's capital stock, such partnership, syndicate, or group shall be considered a Person. Beneficial ownership shall be determined pursuant to the then current provision for Rule 13d-3 under the Securities Exchange Act of 1934 as amended (the "1934 Act"). "Associates" and "Affiliates" shall have the meanings provided in the then current provisions of Rule 12b-2 under the 1934 Act.

      7. Conversion.

          (a) This Note, or any portion of the principal amount thereof which is $1,500 or an integral multiple of $1,500 (or such lesser amount if the amount of principal outstanding is less than $1,500), may be converted at the option of the Holder hereof at any time after the date of this Note set forth above (the "Original Issuance Date") at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares of Common Stock of the Maker (rounded to the nearest, or if there shall be no nearest, then to the next lower whole share of Common Stock) at the conversion rate of $1.50 per share of Common Stock (the "Conversion Rate"). Upon conversion of this Note, or any portion thereof, subject to
     Section 2 above, the Holder shall be entitled to the amount of any interest accrued and unpaid with respect to this Note through the Conversion Date (as defined in Section 7(c) hereof). Such interest shall be payable on the Conversion Date.

          (b) The Conversion Rate shall be subject to the following adjustments:

               (i) In case the Maker shall declare and pay a dividend in shares of Common Stock, the Conversion Rate in effect immediately prior to the time fixed for the determination of stockholders entitled to such dividend shall be proportionately increased (adjusted to the nearest or if there shall be no nearest, then to the next lower, one-hundredth of a share of Common Stock), such adjustment to become effective immediately after the time fixed for such determination.

               (ii) In case the Maker shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Rate in effect immediately prior to such subdivision or combination, as the case may be, shall be proportionately increased or decreased (adjusted to the nearest, or if there shall be no nearest, then to the next lower, one-hundredth of a share of Common Stock), as the case may require, such increase or decrease to become effective when such subdivision or combination becomes effective.

             (iii) In case of any reclassification or change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Maker with or into another corporation, or in case of any sale or conveyance to another corporation of all or substantially all of the property of the Maker, the Holder shall have the right thereafter, so long as his conversion right hereunder shall exist, to convert this Note, or any portion thereof, into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Maker into which this Note, or any portion thereof, might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance, and shall have no other conversion rights under these provision; and, effective provisions, if required, shall be made in an amendment to this Note or in the Articles or Certificate of Incorporation of the resulting, surviving or successor corporation or otherwise, so that the provisions set forth herein for the protection of the conversion rights of the Holder hereof shall hereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of this Note, or any portion thereof; and any such resulting, surviving or successor corporation shall expressly assume the obligations to deliver, upon the exercise of the conversion privilege, such shares, securities, or property as the Holder hereof shall be entitled to receive pursuant to the provisions hereof, and to make provision for the protection of the conversion rights as above provided. In case securities or property other than shares of Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this section shall be deemed to apply so far as appropriate and as nearly as may be, to such other securities or property. The subdivision or combination of shares of Common stock at any time outstanding into a greater or lesser number of shares of Common Stock (whether with or without par value) shall not be deemed to be a reclassification of the Common Stock of the Corporation for the purposes of this subsection (iii).

          (c) In order to convert this Note or any portion thereof into shares of Common Stock, the Holder hereof shall give at least thirty (30) days' but not more than ninety (90) days' (or, if a Notice of Redemption has been sent or given to the Holder as provided in Section 8(b) hereof, the Holder shall give at least one (1) days' but not more than ninety (90) days') written notice to the Maker at the office of the Maker (or such other place as may be designated by the Maker) that the Holder elects to convert the same and shall state in writing therein the name or names in which he wishes the certificate or certificates for shares of Common Stock to be issued and shall surrender this Note, duly endorsed or assigned to the Maker in blank, at said office of the Maker. The Maker shall, as soon as practicable thereafter, deliver at said office to the Holder, or to his nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which he shall be entitled. This Note or any portion thereof shall be deemed to have been converted as of the date of the surrender of this Note for conversion as provided in this Section 7(c) (the "Conversion Date"), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be deemed for all purposes to be the Holder of this Note on such date.

          In case this Note is converted in part only, upon such conversion the Maker shall execute and deliver to the Holder hereof, at the expense of the Maker, a new Note in principal amount equal to the unconverted portion of the principal amount of such Note.

          A number of authorized shares of Common Stock sufficient to provide for the conversion of this Note upon the basis of this Section 7 shall at all times be reserved for such conversion.

      8.  Redemption.

          (a) Commencing five years after the Original Issuance Date, this Note may be redeemed, as a whole at any time, or in part from time to time, at the election of the Maker ("Optional Redemption") by resolution of its Board of Directors, out of funds legally available therefor, at a redemption price of one hundred and twenty percent (120%) of the principal amount of this Note, or portion thereof, together with accrued interest to the date of redemption.

          (b) Notice of any redemption, specifying the date fixed for said redemption and the place where the amount to be paid upon redemption is payable (the "Notice of Redemption"), shall be mailed, postage prepaid at least ninety (90) days but not more than one hundred and twenty (120) days prior to said redemption date to the Holder at his address as the same shall appear on the books of the Corporation. The Notice of Redemption shall include (i) the redemption date; (ii) the principal amount; (iii) the redemption price; (iv) the place or places where this Note shall be surrendered for payment of the redemption price; and (v) a statement that interest on the principal amount to be redeemed will cease to accrue on such redemption date.

          If such Notice of Redemption shall have been so mailed, and the Holder shall not have elected to convert this Note or any portion thereof into Common Stock within the time periods set forth in Section 7(c) hereof, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been irrevocably deposited in trust, for the account of the Holder (and so as to be and continue to be available therefor), with a bank or trust company named in such notice doing business in the State of Connecticut and having a combined capital and surplus of at least $100,000,000, thereupon and without awaiting the redemption date, notwithstanding that this Note so called for redemption shall not have been surrendered for cancellation, this Note, or any portion thereof, so called for redemption shall be deemed to be no longer outstanding and all obligations with respect to this Note or any portion thereof shall be deemed satisfied, the right to receive interest thereon shall cease to accrue, and all rights with respect to this Note or any portion thereof so called for redemption shall forthwith upon such deposit in trust cease and terminate, except only the right of the Holder thereof to receive out of the funds so set aside in trust, the amount payable on redemption thereof, but without interest from the date of redemption.

          In case the Holder hereof shall not within four (4) years (or any longer period if required by law) after the redemption date claim any amount so deposited in trust for the redemption of such shares, such bank or trust company shall, upon demand and if permitted by applicable law, pay over to the Maker any such unclaimed amount so deposited with it, and shall thereupon be relieved of all responsibility in respect thereof, and thereafter the Holder shall, subject to applicable escheat laws, look only to the Maker for payment of the redemption price thereof but without interest.

          (c) Upon surrender of this Note for redemption, in accordance with the Notice of Redemption, such Note, or portion thereof, shall be redeemed by the Maker at the applicable redemption price. If this Note is redeemed in part, a new Note shall be issued by the Maker representing the unredeemed portion, without cost to the Holder of the Note.

     10.  Demand for Payment.

          (a) Commencing three years after the Original Issuance Date, the Holder may require the Maker to purchase this Note, as a whole at any time, or in part from time to time, at the election of the Holder (the "Demand for Payment"), out of funds legally available therefor, at a purchase price of one hundred percent (100%) of the principal amount of this Note, or portion thereof, together with accrued interest to the date of purchase (the "Purchase Date").

          (b) In order to make a Demand for Payment, the Holder hereof shall give written notice to the Maker at the office of the Maker (or such other place as may be designated by the Maker) that (i) the Holder elects to make a Demand for Payment, (ii) the principal amount of the Note subject to the Demand for Payment, and (iii) the date of purchase (the "Purchase Date") which date shall be at least ninety (90) days but not more than one hundred twenty (120) days after such notice is mailed or delivered to the Maker. The Holder shall surrender this Note, duly endorsed to the Maker in blank, at said office of the Maker at least ten (10) days prior to the Purchase Date. On the Purchase Date, the Maker shall deliver to the Holder the purchase price, together with accrued interest to the Purchase Date, with respect to the Note or portion thereof subject to the Demand for Payment. In case the Holder elects to make a Demand for Purchase with respect to only a portion of this Note, the Maker shall also execute and deliver to the Holder hereof on the Purchase Date, at the expense of the Maker, a new Note in principal amount equal to the portion of the principal amount not subject to the Demand for Payment.

     11. Non-Waiver of Rights. The failure of the Holder to exercise its option to accelerate the indebtedness of this Note shall not constitute a waiver of his right to exercise the same upon the occurrence of any continued or subsequent Event of Default. The failure by the Holder to insist upon the strict performance by the Maker of any terms and provisions contained herein shall not be deemed to be a waiver of any terms and provisions herein, and the Holder shall retain the right thereafter to insist upon strict performance by the Maker of any and all terms and provisions of this Note or any document securing the repayment of this Note.

     12. Additional Interest. The Maker agrees that upon the occurrence and during the continuance of an Event of Default, after judgment on behalf of the Holder, or on and after the Maturity Date, the indebtedness outstanding under this Note shall bear interest at an annual rate of three percent (3.0%) above the Prime Rate.

     13. Maximum Rate of Interest. Notwithstanding any provision of this Note, it is the understanding and agreement of the Maker and the Holder that the maximum rate of interest to be paid by the Maker to the Holder shall not exceed the highest or the maximum rate of interest permissible to be charged under the laws of the State of Connecticut. Any amount paid in excess of such rate shall be considered to have been payments in reduction of principal.

     14. Choice of Law; Jurisdiction. To the extent not superseded by federal law, this Note shall be governed by and construed in accordance with the laws of the State of Connecticut without giving effect to its choice of law principles. The Maker consents to the jurisdiction of the appropriate federal or state courts within the State of Connecticut with respect to any claims or disputes arising out of the enforcement of this Note.

     15. Commercial Transaction. THE MAKER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND VOLUNTARILY AND KNOWINGLY WAIVES (A) ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER PRIOR TO THE ISSUANCE OF ANY PREJUDGMENT REMEDY UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES OR AS OTHERWISE ALLOWED UNDER ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER MAY DESIRE TO USE AND (B) ALL RIGHTS TO REQUEST THAT THE HOLDER HEREOF POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT SAID MAKER AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY THE HOLDER HEREOF BY VIRTUE OF ANY DEFAULT OR PROVISION OF THIS NOTE OR ANY AGREEMENT SECURING THIS NOTE. THE MAKER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

     16. Waiver of Right To Jury Trial. THE MAKER WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS NOTE OR THE FINANCING TRANSACTION OF WHICH THIS
NOTE IS A PART, OR THE DEFENSE OR ENFORCEMENT OF ANY OF THE HOLDER'S RIGHTS AND REMEDIES IN CONNECTION THEREWITH, THE MAKER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

     17. Headings. The descriptive headings of the several sections of this Note are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     18. Severability. If any provision of this Note or application thereof to any person or circumstance shall to any extent be invalid, the remainder of this Note or the application of such provision to persons, entities or circumstances other than those as to which it is held invalid, shall not be affected thereby and each provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

     IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed and delivered by the proper and duly authorized officer and agent as of the date and year first above written.


                              COMPUDYNE CORPORATION




                              By /s/ Norman Silberdick
                                 Title President











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